Exhibit 99.1 2024 Second Quarter Member Conference Call July 30, 2024

Cautionary Statement Regarding Forward-Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “likely,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, climate change, conflicts or terrorist attacks or other geopolitical events; political events, including legislative, regulatory, litigation, or judicial events or actions, including those relating to environmental, social, and governance matters, or other developments that affect FHLBank, its members, counterparties, or investors in the consolidated obligations of the Federal Home Loan Banks (FHLBanks), such as any government-sponsored enterprise reforms, any changes resulting from the Federal Housing Finance Agency’s review and analysis of the Federal Home Loan Bank System (FHLBank System), including recommendations published in its “FHLBank System at 100: Focusing on the Future” report, changes in the Federal Home Loan Bank Act of 1932, as amended, changes in applicable sections of the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, or changes in other statutes or regulations applicable to the FHLBanks; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advance prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; disruptions in the capital markets; changes in the FHLBank System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cybersecurity risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission, which are available at www.sec.gov. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update or revise any forward-looking statement for any reason. 2

Agenda ▪ Federal Home Loan Bank System (FHLBank System) Update - Winthrop Watson, President and Chief Executive Officer ▪ FHLBank Pittsburgh Financial Review - Ted Weller, Chief Financial Officer ▪ FHLBank Pittsburgh Operating Highlights and Outlook; Important Dates for Members - David Paulson, Chief Operating Officer ▪ Closing Remarks and Member Questions - Winthrop Watson 3

FHLBank System Update ▪ FHLBank System at 100 report – 2024 priorities are organized under four broad themes: - Mission of the FHLBank System - Stable and reliable source of liquidity - Housing and community development - FHLBank System operational efficiency, structure and governance ▪ Federal Housing Finance Agency (FHFA) Requests for Input (RFIs): - Mission RFI comment deadline was July 15 - Affordable Housing Program (AHP) Competitive Application Process RFI comment deadline is Aug. 19 ▪ FHLBank System 2023 Impact Report 4

System and Pittsburgh Advance Balance Trends Member advance demand and balances have stabilized for the FHLBank System and for FHLBank Pittsburgh over 2024 Q2. 5

FHLBank Pittsburgh Financial Review

Financial Highlights – Statement of Income Six months ended June 30, Over/ (in millions) 2024 2023 (Under) Net interest income $ 392.8 $ 357.4 $ 35.4 Provision for credit losses 2.0 2.2 (0.2) Other noninterest income 2 5.4 3 0.8 (5.4) All other expense 6 2.1 5 3.6 8.5 Voluntary contributions 17.1 - 1 7.1 Income before assessment 337.0 332.4 4.6 AHP assessment 33.8 3 3.4 0.4 Net income $ 303.2 $ 299.0 $ 4 .2 Net interest spread (bps) 41 38 3 Net interest margin (bps) 73 64 9 7

Financial Highlights – Selected Balance Sheet Six months ended June 30, Over/(Under) (in millions) 2024 2023 Amount Percent Average: Total assets $ 110,399 $ 114,295 $ (3,896) (3) % Advances 7 2,756 80,512 (7,756) (10) Total investments 3 1,402 27,716 3,686 13 Jun 30, Dec 31, Over/(Under) (in millions) 2024 2023 Amount Percent Spot: Advances $ 72,874 $ 78,432 $ (5,558) (7) % Capital stock 3,670 3 ,921 (251) (6) Retained earnings 1,977 1,832 145 8 8

Capital Requirements (in millions) Jun 30, Dec 31, 2024 2023 Permanent capital $ 5,675 $ 5,780 Excess permanent capital over RBC requirement $ 4,724 $ 5,032 Regulatory capital ratio (4% minimum) 5.2% 5.2% Leverage ratio (5% minimum) 7.8% 7.7% Market value/capital stock (MV/CS) 148.8% 142.7% 9

Operating Highlights and Outlook; Important Dates

2024 Q2 Business Highlights ▪ Advance balances closed at $73.2 billion ▪ Letter of credit (LC) balances closed at $28.4 billion ▪ Mortgage Partnership Finance® (MPF®) Program portfolio totaled $4.7 billion; Q2 fundings of $134.7 million ▪ Declared and paid Q2 dividends of: - 9.0% annualized in activity stock (subclass B1) - 5.6% annualized on membership stock (subclass B2) ▪ Allocated $16.6 million for AHP for use in 2025; $10.2 million in voluntary contributions (including an additional AHP contribution) Mortgage Partnership Finance“ and MPF are registered trademarks of the Federal Home Loan Bank of Chicago. 11

Credit Product Trends $73B Advances $28B Letters of Credit $5B MPF Program 12

Looking Forward Business factors that may impact operating results: ▪ Members’ advance demand ▪ Short-term interest rates ▪ Mortgage-backed security and MPF Program purchases and paydowns ▪ Disciplined expense management with planned strategic initiatives FHLBank Pittsburgh Board and management proactively evaluate our dividend approach: ▪ Dividends are subject to market conditions and results of operations ▪ Future dividend rates may not correlate directly with the pace or direction of interest rate changes The above reflects forward-looking information based on management’s expectations regarding economic and market conditions, and FHLBank Pittsburgh’s financial condition and operating results. Refer to Cautionary Statement Regarding Forward-Looking Information on slide 2 of this presentation. Any expected increase in dividends is not a guarantee or commitment regarding the payment or level of dividends. 13

Historical Dividend Rate and Spread to Fed Funds Dividend represents the weighted-average yield for membership and activity stock dividends. 14

Important Dates/Events ▪ Community investment product availability: - Open - Banking On Business (BOB) and Banking On Business Inclusion and Equity fund (BOBIE) - Closed - First Front Door (FFD) and First Front Door Keys to Equity fund (Keys) - Open - AHP, $48.7 million, closes Aug. 14 - Open - Voluntary housing grant initiative, $18.0 million, closes Aug. 14 1 - Late Q3 - Home4Good (H4G), $8.4 million allocated ▪ Member reporting: - Aug. 15 - Q2 Qualifying Collateral Report (QCR) due ▪ Director election balloting phase opens Oct. 7 1 FHLBank Pittsburgh contribution is $6 million 15

Member Questions

Contact Us Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 or member.services@fhlb-pgh.com Leadership Business Development Managers Winthrop Watson Jeff Acquafondata (MPF Program) winthrop.watson@fhlb-pgh.com jeffa@fhlb-pgh.com Dave Paulson Fred Bañuelos (Community Investment) david.paulson@fhlb-pgh.com fred.banuelos@fhlb-pgh.com Mark Evanco Fred Duncan mark.evanco@fhlb-pgh.com fred.duncan@fhlb-pgh.com Megan Krider (Community Investment) megan.krider@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Eric Slomer eric.slomer@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com Federal Home Loan www.fhlb-pgh.com @FHLBankPgh Bank of Pittsburgh 17